Exhibit 99.1

Run Date: 11/19/16	DEPARTMENT OF THE INTERIOR	Run Time: 01:31 PM
BUREAU OF LAND MANAGEMENT
MINING CLAIMS
Customer Information - WITH Serial No. and Claim Name

ACTIVE CLAIMS

1

Run Date: 11/19/16	DEPARTMENT OF THE INTERIOR	Run Time: 01:31 PM
BUREAU OF LAND MANAGEMENT
MINING CLAIMS
Customer Information - WITH Serial No. and Claim Name

ACTIVE CLAIMS

2

Run Date: 11/19/16	DEPARTMENT OF THE INTERIOR	Run Time: 01:31 PM
BUREAU OF LAND MANAGEMENT
MINING CLAIMS
Customer Information - WITH Serial No. and Claim Name

ACTIVE CLAIMS

3